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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                          -------------------------

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                          Educational Medical, Inc.
                  -----------------------------------------
            (Exact Name of registrant as specified in its Charter)


                Delaware                                65-0038445
         ----------------------                  ------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)

                           1327 Northmeadow Parkway
                           Suite 132
                           Roswell, Georgia 30076
                           ----------------------
                   (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:  None.

Securities to be registered pursuant to Section 12(g) of the Act:

                                                Name of each exchange on which
Title of each class to be registered            each class is to be registered
------------------------------------            ------------------------------

Common Stock, $.01 Par Value                    Nasdaq


        If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box. [ ]

        If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2), please check the following box. [ ]

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Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        See "Description of Securities" in Registrant's Registration Statement on Form S-1 (File No. 333-09777) which is hereby incorporated by reference.

Item 2. EXHIBITS

        1.      None.

        2.      None.

        3.      None.

        4.      A.      Restated Certificate of Incorporation (incorporated by
                        reference to Exhibit 3.1, of Registrant's Registration
                        Statement on Form S-1 (File No. 333-09777), to be filed by amendment).

                B. Restated By-laws of Registrant (incorporated by reference to Exhibit 3.2 of Registrant's Registration Statement on Form S-1 (File No. 333-09777) to be filed by amendment).

        5. Specimen of Registrant's Common Stock, par value $.01 (incorporated by reference to Exhibit 4.1, of Registrant's Registration Statement on Form S-1 (File No. 333-09777) to be filed by amendment.)

        6.      None.


                                  SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     EDUCATIONAL MEDICAL, INC.
                                     (REGISTRANT)


                                     By:/ss/Vince Pisano
                                        ------------------------------
                                        Vince Pisano, Vice President
                                           and Chief Financial Officer


Dated:  October 11, 1996
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